Statutory Prospectus Supplement dated June 29, 2020
The purpose of this supplement is to provide you with changes to the current Statutory Prospectus for the Fund listed below:
Invesco Diversified Dividend Fund
This supplement amends the Statutory Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the Statutory Prospectus and retain it for future reference.
The following information replaces the table in its entirety under the heading “Fund Summary - Management of the Fund”:
Portfolio Managers	Title	Length of Service on the Fund
Meggan Walsh	Portfolio Manager (lead)	2002
Robert Botard	Portfolio Manager	2014
Caroline Le Feuvre	Portfolio Manager	2020
Chris McMeans	Portfolio Manager	2016
The following information replaces in its entirety the bulleted information appearing under the heading “Fund Management – Portfolio Managers”:
•	Meggan Walsh (lead manager), Portfolio Manager, who has been responsible for the Fund since 2002 and has been associated with Invesco and/or its affiliates since 1991.
•	Robert Botard, Portfolio Manager, who has been responsible for the Fund since 2014 and has been associated with Invesco and/or its affiliates since 1993.
•	Caroline Le Feuvre, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco and/or its affiliates since 2014.
•	Chris McMeans, Portfolio Manager, who has been responsible for the Fund since 2016 and has been associated with Invesco and/or its affiliates since 2008.
DDI-STATSUP 062920